MFS SERIES TRUST IX

MFS RESEARCH BOND FUND J

         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended, (the "Declaration"), of MFS Series Trust IX (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Research Bond Fund J, a series of the Trust, has been terminated.


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IN WITNESS  WHEREOF,  a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of April 14, 2011 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
----------------
Robert E. Butler
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

MAUREEN R. GOLDFARB
-------------------
Maureen R. Goldfarb
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

DAVID H. GUNNING
----------------
PersonNameDavid H. Gunning
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

WILLIAM R. GUTOW
----------------
William R. Gutow
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

MICHAEL HEGARTY
---------------
Michael Hegarty
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

JOHN P. KAVANAUGH
-----------------
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT J. MANNING
-----------------
Robert J. Manning
MFS Investment Management
500 Boylston Street
Boston, MA 02116


ROBERT C. POZEN
---------------
Robert C. Pozen
MFS Investment Management
500 Boylston Street
Boston, MA 02116

J. DALE SHERRATT
----------------
J. Dale Sherratt
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

LAURIE J. THOMSEN
-----------------
Laurie J. Thomsen
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT W. UEK
-------------
Robert W. Uek
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

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SUB-ITEM 77Q1(a)

Appendix A, dated April 14, 2011, to the Master Amended and Restated By-Laws for MFS Series Trust IX, dated January 1, 2002 as revised through August 22, 2007, is contained in Post-Effective Amendment No. 46 to the Registration Statement of MFS Series Trust II (File Nos. 33-7637 and 811-4775), as filed with the Securities and Exchange Commission via EDGAR on May 13, 2011, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.